UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2014

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 30, 2014, pursuant to an Agreement and Plan of Merger dated April 29, 2014, by and among Red Hat, Inc., a Delaware corporation (“Red Hat”), Inktank Storage, Inc., a Delaware corporation (“Inktank”), Diamond Software Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Red Hat (“Diamond”), and Fortis Advisors LLC, as holder agent, Red Hat completed its previously announced acquisition of Inktank through a merger of Diamond with and into Inktank. Inktank develops, distributes and provides support for open source storage software.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2014	RED HAT, INC.

	By:	/s/ Charles E. Peters, Jr.
	Name:	Charles E. Peters, Jr.
	Title:	Chief Financial Officer